VIP SA2 10/18

SUPPLEMENT DATED OCTOBER 30, 2018

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2018 OF

FRANKLIN INCOME VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The Statement of Additional Information (SAI) is amended as follows:

I.  The following replaces the thirteenth through sixteenth and nineteenth bullet points in the list of bullet points under the “The Funds – Goals, Additional Strategies and Risks – Franklin Income VIP Fund (Income Fund)” heading in the SAI:

The Fund also may:

  engage in currency derivatives, such as currency forwards, currency futures, currency swaps and put and call options on currencies engage in equity-related derivatives and complex securities, such as buying and writing call and put options on securities and indices that trade on national securities exchanges and over-the-counter (OTC), buying and selling futures on equity securities and indexes and options on equity index futures, engaging in equity total return swaps and using equity-linked notes, including up to 2% of the Fund’s assets in equity-linked notes on commodity-linked ETFs engage in interest rate derivatives such as interest rate swaps and options thereon, interest rate/bond futures and options thereon, and inflation index swaps engage in credit-related derivatives and complex securities, including buying and selling single name, loan and index credit default swaps and options thereon, fixed income total return swaps, credit-linked notes, collateralized debt obligations

Please keep this supplement with your Statement of Additional Information for future reference.

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